Exhibit 22.1

Name	Country

@NetHome Co., Ltd.	Japan
Artson System Pty Ltd.	Australia
Asia Television Advertising LLC	USA-Del
Asia Television Communications International LLC	USA-Colo
Associated SMR, Inc.	USA-Del
At Media Sp. z o.o.	Poland
Austar Entertainment Pty Ltd.	Australia
Austar Satellite Pty Ltd.	Australia
Austar Satellite Ventures Pty Ltd.	Australia
Austar Services Pty Ltd.	Australia
Austar United Broadband Pty Ltd.	Australia
Austar United Communications Ltd.	Australia
Austar United Holdco I Pty Ltd.	Australia
Austar United Licenceco Pty Ltd.	Australia
Austar United Mobility Pty Ltd.	Australia
Bazuca.com	Chile
Belgian Cable Holdings	USA-Del
Belgian Cable Investors	USA-Del
Bicatobe Investments B.V.	Netherlands
Binan Investments B.V.	Netherlands
Cable Management Ireland Ltd.	Ireland
Cable Net Kobe Ashiya Co., Ltd.	Japan
Cable Net Shimonoseki Co. Ltd.	Japan
Cable Network Holding B.V	Netherlands
Cable Television Kobe	Japan
Cable Vision 21 Inc.	Japan
Cable West Inc.	Japan
Cablecom GmbH	Switzerland
Cablecom Holdings AG	Switzerland
Cablecom Kabelkommunikation GmbH	Austria
Cablecom Luxembourg GP Sarl	Luxembourg
Cablecom Luxembourg SCA	Luxembourg
Cablecom Multimedia GmbH	Lichtenstein
Canal+ Services B.V.	Netherlands
CATV Kabelsko Prenosni Sistemi Murska Sobota dd	Slovenia
CCom Holdings (Luxembourg) Sarl	Luxembourg
Century Programming Ventures Corp.	USA-Nev
Century United Programming Ventures Pty Ltd.	Australia
chellomedia B.V.	Netherlands
chellomedia Belgium I B.V.	Netherlands
chellomedia Belgium II B.V.	Netherlands
chellomedia Direct Programming B.V.	Netherlands
chellomedia Holding III N.V.	Netherlands
chellomedia Holding IV B.V.	Netherlands
chellomedia Holdings UK II Ltd.	United Kingdom
chellomedia Homeshopping B.V.	Netherlands
chellomedia Investments B.V.	Netherlands
chellomedia Priority B.V.	Netherlands
chellomedia Programming B.V.	Netherlands
chellomedia Programming Financing	USA-Del
chellomedia Programming Financing B.V.	Netherlands

Name	Country

chellomedia Programming Financing Holdco B.V.	Netherlands
chellomedia Programming Financing Holdco II B.V.	Netherlands
chellomedia Programming Holdings Ltd.	United Kingdom
chellomedia Programming Services Ltd.	United Kingdom
chellomedia Services Ltd.	United Kingdom
chellomedia TVI Ltd.	United Kingdom
Chippawa Pty Ltd.	Australia
Chofu Cable Television Kabushiki Kaisha	Japan
Chorus Communications Ltd.	Ireland
Club Channel Ltd.	United Kingdom
Continental Century Pay TV Pty Ltd.	Australia
Control S.A.	Romania
Cork Communications Ltd.	Ireland
CTV Pty Ltd.	Australia
Eisa Finance Pty. Ltd.	Australia
E-Mind S.A.	Argentina
Enalur S.A.	Chile
Encore Asia LLC	USA-Colo
Encore International LLC	USA-Colo
ESC Programming B.V.	Netherlands
Europe Acquisition, Inc.	USA-Del
Extreme Networks Europe Ltd.	United Kingdom
Extreme VoF	Netherlands
Focus Sat Romania S.A.	Romania
Forecable sro	Czech
Golden Cable Vision Ltd.	Ireland
Goldmine GmbH	Germany
Goldmine Kft	Hungary
Higashi Osaka	Japan
Hokusetu Cable Net Co., Ltd.	Japan
Horizon TV Distribution Ltd.	Ireland
Iberian Program Services C.V.	Netherlands
Iberian Program Services Holdings B.V.	Netherlands
Ilona Investments Pty Ltd.	Australia
Independent Wireless Cable Ltd.	Ireland
Inode AG	Lichtenstein
InvestCo Belgian Cable 1	Luxembourg
InvestCo Belgian Cable 2	Luxembourg
J:COM Chiba Co., Ltd.	Japan
J:COM Saitama Co., Ltd.	Japan
J:COM Setamachi Co. Ltd.	Japan
J:COM Technologies Co., Ltd.	Japan
Jacolyn Pty Ltd.	Australia
J-COM Finance Co., Ltd.	Japan
J-COM Kansai Co., Ltd.	Japan
J-COM Kanto Co., Ltd.	Japan
J-COM Kita-kyushu Co., Ltd.	Japan
J-COM Sapporo Co., Ltd.	Japan
J-COM Shonan Co., Ltd.	Japan
J-COM Tokyo Co., Ltd.	Japan
Jupiter Telecommunications Co., Ltd. (“J:COM”)	Japan
Jupiter VOD Co., Ltd.	Japan

Name	Country

Kansai Multimedia Service Co., Ltd.	Japan
Karneval Media sro	Czech
Kidillia Pty Ltd.	Australia
Kitakawachi	Japan
KRS-Kabelsko razdelilni sistem dd	Slovenia
Labesa Holding B.V.	Netherlands
Latin America Media Distribution S.C.A.	Uruguay
LGI Holdings, LLC	USA-Del
LGI/Sumisho Super Media, LLC	USA-Del
Liberty Cablevision of Puerto Rico Ltd.	Bermuda
Liberty Chile, Inc.	USA-Colo
Liberty Comunicaciones de Chile Uno Limitada	Chile
Liberty Europe, Inc.	USA-Colo
Liberty FA Holdings, Inc.	USA-Del
Liberty Founders, Inc.	USA-Del
Liberty Global Europe B.V.	Netherlands
Liberty Global Europe Financing B.V.	Netherlands
Liberty Global Europe Investments B.V.	Netherlands
Liberty Global Europe Ltd.	United Kingdom
Liberty Global Europe Management B.V.	Netherlands
Liberty Global Europe N.V.	Netherlands
Liberty Global Europe Technology B.V.	Netherlands
Liberty Global Europe, Inc.	USA-Del
Liberty Global Japan LLC	USA-Del
Liberty Global Services, LLC	USA-Colo
Liberty Global Switzerland Inc.	USA-Del
Liberty Global, Inc.	USA-Del
Liberty Holdings Chile, Inc.	USA-Del
Liberty Holdings Europe, Inc.	USA-Colo
Liberty Home Shop International, Inc.	USA-Colo
Liberty IFE, Inc.	USA-Colo
Liberty International Cable Management, Inc.	USA-Colo
Liberty Ireland Funding, Inc.	USA-Del
Liberty Japan II, Inc.	USA-Del
Liberty Japan MC, LLC	USA-Del
Liberty Japan V, Inc.	USA-Del
Liberty Japan, Inc.	USA-Del
Liberty Jupiter Finance, Inc.	USA-Del
Liberty Jupiter VOD, Inc.	USA-Del
Liberty Jupiter, Inc.	USA-Del
Liberty Kanto, Inc.	USA-Del
Liberty Latin Programming Ltd.	Cayman Islands
Liberty Media International Holdings, LLC	USA-Del
Liberty Media International, Inc.	USA-Del
Liberty Movies Australia Pty. Limited	Australia
Liberty NC X, Inc.	USA-Del
Liberty Programming Argentina, LLC	USA-Del
Liberty Programming Australia, Inc.	USA-Colo
Liberty Programming Japan II, LLC	USA-Del
Liberty Programming Japan III, LLC	USA-Del
Liberty Programming Japan, Inc.	USA-Del

Name	Country

Liberty Programming South America, LLC	USA-Colo
Liberty South America, SRL	Argentina
Liberty UCOMA, LLC	USA-Del
Liberty UGC II, LLC	USA-Del
Liberty UK Radio, Inc.	USA-Colo
Liberty Uruguay, Inc.	USA-Del
LMI Japan Management, Inc.	USA-Del
LMI Japan MC Holdings, Ltd.	Japan
LMI Programming South America S.A.	Uruguay
LMI TYC Note, Inc.	USA-Del
LMINT Holdings, LLC	USA-Del
Media Investment S.A.	Poland
Medicom AG fur Medienkommunikation	Switzerland
MiniSat SRL	Romania
Minorite Pty Ltd.	Australia
Monor Telefon Tarsasag Kft	Hungary
Multicanal (Spain) Holding SLU	Spain
Multicanal Iberia SLU	Spain
Multitel S.A.	Bolivia
Nidlo B.V.	Netherlands
NTL Communications (Galway) Ltd.	Ireland
NTL Communications (Ireland) Ltd.	Ireland
NTL Communications (Waterford) Ltd.	Ireland
NTL Construction Ltd.	Ireland
NTL Dublin Cablesystems Ltd.	Ireland
NTL Irish Networks Ltd.	Ireland
Old UGC Holdings, Inc.	USA-Del
Old UGC, Inc.	USA-Del
Osaka Central	Japan
PayTV Co chellomedia S.A. N.V.	Belgium
Peru GlobalCom S.A.	Peru
Plator Holding B.V.	Netherlands
Pramer S.C.A.	Argentina
Priority Holding B.V.	Netherlands
Priority Telecom B.V.	Netherlands
Priority Telecom N.V.	Netherlands
Priority Telecom Netherlands B.V.	Netherlands
Priority Telecom Operating Services B.V.	Netherlands
Priority Telecom UK International Ltd.	United Kingdom
Priority Wireless B.V.	Netherlands
Priority Wireless Switzerland AG	Switzerland
ProBusiness Project Srl	Romania
Radio TV Riedo AG	Switzerland
RapiX Tecnologia e Internet Ltda.	Brazil
Reality TV (China) Ltd.	United Kingdom
Reality TV Latin America S.C.A.	Uruguay
Reality TV USA Ltd.	United Kingdom
RetailCo UPC NL Belgium S.A./N.V.	Belgium
Romantica (East) Ltd.	United Kingdom
Sakura	Japan
Saturn (NZ) Holding Co. Pty Ltd.	Australia
Sitel SA	Switzerland

Name	Country

Sport 1 Holding Rt	Hungary
Sport 1 TV Rt	Hungary
Star GlobalCom S.A.	Peru
Studio Company Sp. z o.o.	Poland
STV Pty Ltd.	Australia
Suita Cable	Japan
Takatsuki	Japan
Tapiotel Z RT	Hungary
Telelavaux SA	Switzerland
Teleweb S.A.	Paraguay
TES Wireless sro	Czech
The Horror Channel Ltd.	United Kingdom
The MGM Channel Central Europe LP	USA-Del
The MGM Channel Central Europe Services GmbH	Germany
Toyonaka/Ikeda	Japan
Trnavatel s.r.o	Slovak Rep.
Tsuchiura Cable Television Co., Ltd.	Japan
TV Show Brasil S.A.	Brazil
UAP Australia Programming Pty Ltd.	Australia
UCOM Latin America Finance, Inc.	Cayman Islands
UGC/SPCo, Inc.	USA-Del
UGCH Finance, Inc.	USA-Colo
UIH Philippines Holdings, LLC	USA-Colo
UIH SFCC Holdings L.P.	USA-Colo
UIH SFCC II, LLC	USA-Colo
UIH SFCC LP	USA-Colo
UIM Aircraft, LLC	USA-Colo
Unite HoldCo I B.V.	Netherlands
Unite HoldCo III B.V.	Netherlands
United Asia/Pacific Communications, LLC	USA-Del
United AUN, LLC	USA-Colo
United Austar Partners	USA-Colo
United Brazil, Inc.	USA-Colo
United Chile Ventures, Inc.	Cayman Islands
United Chile, LLC	USA-Colo
United CMH Holdings Inc.	USA-Del
United Communications Finance, LLC	USA-Colo
United Football Broadcasting B.V.	Netherlands
United Internet, Inc.	USA-Colo
United Latin America Management, LLC	USA-Colo
United Latin America Programming, LLC	USA-Colo
United Latin America Ventures Inc.	Cayman Islands
United Latin America, LLC	USA-Colo
United Management, LLC	USA-Colo
United Peru, Inc.	USA-Colo
United UPC Bonds LLC	USA-Del
UnitedGlobalCom do Brasil Telecomunicações Ltda.	Brazil
UnitedGlobalCom, Inc.	USA-Del
UPC Austria GmbH	Austria
UPC Aviation Services Inc.	USA-Colo
UPC Broadband ECC Services B.V.	Netherlands
UPC Broadband France S.A.S.	France

Name	Country

UPC Broadband France SNC	France
UPC Broadband GmbH	Austria
UPC Broadband Holding B.V.	Netherlands
UPC Broadband Holding Services B.V.	Netherlands
UPC Broadband Ireland B.V.	Netherlands
UPC Broadband Ireland Ltd.	Ireland
UPC Broadband N.V.	Netherlands
UPC Broadband Operations B.V.	Netherlands
UPC Broadband Slovakia sro	Slovak Rep.
UPC Central Europe Holding B.V.	Netherlands
UPC Ceská republika a.s.	Czech
UPC Crotia Holding B.V.	Netherlands
UPC Czech Holding B.V.	Netherlands
UPC Direct Programming II B.V.	Netherlands
UPC Eastern Europe Holding B.V.	Netherlands
UPC Exploitation Holding B.V.	Netherlands
UPC Exploitation II B.V.	Netherlands
UPC Financing Partnership	USA-Del
UPC France Holding B.V.	Netherlands
UPC France Services S.A.	France
UPC HoldCo III B.V.	Netherlands
UPC HoldCo IV B.V.	Netherlands
UPC Holding B.V.	Netherlands
UPC Holding II B.V.	Netherlands
UPC Hrvatska d.d.	Croatia
UPC Intermediates B.V.	Netherlands
UPC Internet Holding B.V.	Netherlands
UPC Investment Sp. z o.o.	Poland
UPC Ireland B.V.	Netherlands
UPC Magyarorszag Kft	Hungary
UPC Nederland B.V.	Netherlands
UPC Nederland Mobile B.V.	Netherlands
UPC Nederland Services B.V.	Netherlands
UPC Poland Holding B.V.	Netherlands
UPC Polska Sp. z o.o.	Poland
UPC Romania Holding B.V.	Netherlands
UPC Romania S.A.	Romania
UPC Scandinavia Holding B.V.	Netherlands
UPC Slovakia Holding B.V.	Netherlands
UPC Slovenia Holding B.V.	Netherlands
UPC Telekabel Graz GmbH	Austria
UPC Telekabel Klagenfurt GmbH	Austria
UPC Telekabel Wien GmbH	Austria
UPC Telekabel-Fernsehnetz Region Baden Betriebs GmbH	Austria
UPC Telekabel-Fernsehnetz Wiener Neustadt Neunkirchen Betriebs GmbH	Austria
UPC Telemach Broadband d.o.o.	Slovenia
UPC Wireless GmbH	Austria
Video 2000	Switzerland
VTR Banda Ancha S.A.	Chile
VTR Galaxy Chile S.A.	Chile
VTR Global Carrier S.A.	Chile

Name	Country

VTR GlobalCom S.A.	Chile
VTR Ingenieria S.A.	Chile
Westward Cables Ltd.	Ireland
Westward Horizon Ltd	Ireland
Windytide Pty Ltd.	Australia
Wollongong/Microwave Pty Ltd.	Australia
Zomerwind Holding B.V.	Netherlands
Zone Broadcasting (EMC) Ltd.	United Kingdom
Zone Broadcasting (Maximum Reality) Ltd.	United Kingdom
Zone Broadcating Showtime (Turkey) Ltd.	United Kingdom
Zone Licensing Ltd.	United Kingdom
Zone Studios Srl	Romania
Zone Vision (China) Ltd.	United Kingdom
Zone Vision Poland z o.o.	Poland
Zone Vision Trustco Ltd.	United Kingdom
Zonemedia Broadcasting Ltd.	United Kingdom
Zonemedia Czech sro	Czech
Zonemedia Enterprises Ltd.	United Kingdom
Zonemedia Group Ltd.	United Kingdom
Zonemedia Management Ltd.	United Kingdom
Zonemedia Networks Srl	Romania
Zonemedia Studios Ltd.	United Kingdom